Exhibit 10.3

Execution Version

WARRANT

THIS WARRANT AND THE COMMON STOCK, IF ANY, ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY NON-U.S. OR STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF B. RILEY FINANCIAL, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) EXCEPT:

(A)	TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF: (1) THE EARLIEST OF (A) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (B) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY SIMILAR PROVISION THEN IN FORCE UNDER THE SECURITIES ACT; AND (C) THE DATE ON WHICH THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(D) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AT SUCH TIME) AND (Y) IS NOT AN AFFILIATE OF THE COMPANY (AND HAS NOT BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING); AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW.

NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER SIMILAR ARRANGEMENT SECURED BY SUCH SECURITIES IN ACCORDANCE WITH THIS WARRANT.

Warrant Certificate No.: 1

Original Issue Date: March 26, 2025.

FOR VALUE RECEIVED, B. Riley Financial, Inc., a Delaware corporation (the “Company”), hereby certifies that Holbrook Income Fund, a Delaware statutory trust, or its registered assigns (the “Holder”) is entitled to purchase from the Company a number of shares of duly authorized, validly issued, fully paid, and nonassessable Common Stock equal to the Issuance Amount less the aggregate number of Common Stock previously issued from time to time as a result of any partial exercise of this Warrant in accordance with Section 3, at a purchase price per share of $10.00 (the “Exercise Price”), all subject to the terms, conditions, and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof .

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not (a) a Saturday, (b) a Sunday or (c) any other day on which commercial banks are authorized or required by laws to be closed in the City of New York.

“Common Stock” means the shares of common stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged, or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., Eastern Time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Notice, this Warrant, and the Aggregate Exercise Price.

“Exercise Notice” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Extraordinary Dividend” has the meaning set forth in Section 4(e).

“Fair Market Value” means, (I) with respect to the Common Stock, as of any particular date: (a) the closing price of the Common Stock for such day on the primary U.S. securities exchange on which the Common Stock may at the time be listed; or (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the closing bid and asked prices for the Common Stock on such exchange at the end of such day and (II) with respect to (x) any other property and (y) if at any time the Common Stock is not listed on any Trading Market, the fair market value per share as determined in good faith by the Board; provided that if the Holder objects in writing to the Board’s calculation of Fair Market Value within ten (10) days of receipt of written notice thereof, the valuation dispute resolution procedure set forth in Section 20 hereof shall be invoked to determine Fair Market Value.

“Holder” has the meaning set forth in the preamble.

“Issuance Amount” means 351,012 (as subject to adjustment pursuant to Section 4 hereof) of duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock of the Company.

“Original Issue Date” means March 26, 2025.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Securities Act” has the meaning set forth in Section 8(a).

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at any time directly or indirectly owned by such Person.

“Trading Market” means any market or exchange of The Nasdaq Stock Market, LLC or the New York Stock Exchange.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Eastern Time, on March 26, 2032 or, if such day is not a Business Day, on the immediately following Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

3. Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Company at its then principal executive office (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft, or destruction in accordance with Section 7(a) hereof), together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii) payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Company by the following methods:

(i) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price (a “Cash Exercise”);

(ii) by withholding Warrant Shares then issuable upon exercise of all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula (a “Cashless Exercise”):

X = Y(A - B) ÷ A

Where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a), if such exercise were by means of a Cash Exercise.

A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date.

B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

or

(iii) any combination of the foregoing.

If the foregoing calculation results in a negative number, then no Warrant Shares shall be issuable via a Cashless Exercise. In the event of any withholding of Warrant Shares pursuant to clause 3(b)(ii) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.

(c) Delivery of Shares. Upon receipt by the Company of the Exercise Notice, surrender of this Warrant, and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as reasonably practicable, and in any event within two (2) Business Days after the completion of the last of those conditions to be completed, deliver (or cause to be delivered) to the Holder (x)(1) a book-entry statement representing the Warrant Shares issuable upon such exercise or (2) if the Warrant Shares are issued in certificated form, a certificate or certificates for the number of Warrant Shares issuable upon such exercise, together with (y) cash in lieu of any fraction of a Warrant Share, as provided in Section 3(d) hereof. The book-entry position shall be registered in the name of the Holder or, subject to compliance with Section 6 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d) Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

(e) Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the book-entry statement representing the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(f) Buy-In. In addition to any other rights or remedies available to the Holder hereunder or otherwise at law or in equity, if after the exercise of this Warrant pursuant to Section 3(a), the Company fails to deliver (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company) the book-entry statement representing the Warrant Shares (in the case of Warrant Shares issued in uncertificated form) or the certificate or certificates (in the case of Warrant Shares issued in certificated form) being issued in accordance with Section 3(c) together with any cash in lieu of any fraction of a Warrant Share as provided in Section 3(d), and if after such failure, the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder or the Holder’s brokerage firm otherwise purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder was entitled to receive upon such exercise (a “Buy-In”), then (i) the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with such exercise, by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (ii) at the option of the Holder, either reinstate the portion of this Warrant and equivalent number of Warrant Shares for which such exercise was not honored (and refund the Exercise Price therefor, to the extent paid by the Holder), or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the book-entry statement representing the Warrant Shares (in the case of Warrant Shares issued in uncertificated form) or the certificate or certificates (in the case of Warrant Shares issued in certificated form) for the Warrant Shares being issued in accordance with Section 3(c), together with any cash in lieu of any fraction of a Warrant Share as provided in Section 3(d) upon the Holder’s exercise of this Warrant pursuant to Section 3(a).

(g) Representations of the Company. The Company hereby represents, covenants, and agrees:

(i) The Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (B) has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as currently proposed to be conducted, to issue and enter into this Warrant and to carry out the transactions contemplated thereby, and (C) except where the failure to do so, individually or in the aggregate, has not had, and would not be reasonably expected to have, a material adverse effect on the business, assets, financial condition or operations of the Company, is qualified to do business and, where applicable is in good standing, in every jurisdiction where such qualification is required.

(ii) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(iii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be reasonably necessary in order that such Warrant Shares are, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens, and charges.

(iv) The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay (x) any tax or governmental charge imposed in respect of net income of any Holder, (y) any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid and (z) any legal fees or expenses of the Holder in connection with such exercise. The Holder agrees to promptly provide any forms or other documentation reasonably requested by the Company to reduce or eliminate any such taxes or other governmental charges, in each case to the extent the Holder is legally eligible to do so.

(h) Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with an offering of the Warrant Shares or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(i) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon the exercise of this Warrant.

(j) No Material Changes. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company shall (A) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (B) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be required to be obtained by the Company to perform its obligations under this Warrant, and (C) use reasonable best efforts to ensure that the Warrant Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Warrant Shares are listed or traded. Notwithstanding the foregoing, nothing in this paragraph shall prevent the Company from repurchasing or otherwise buying back shares of its Common Stock.

(k) Required Filings. The Company shall use its commercially reasonable efforts to make all filings required by The Nasdaq Stock Market.

4. Effect of Certain Events.

(a) Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up, or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (each, a “Fundamental Change”), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such Fundamental Change, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such Fundamental Change if the Holder had exercised this Warrant in full immediately prior to the time of such Fundamental Change and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance reasonably satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any shares, securities, or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4(a) shall similarly apply to successive Fundamental Changes. In the case of any Fundamental Change, the successor Person (if other than the Company) resulting from such Fundamental Change, shall duly execute and deliver to the Holder a supplement (in form and substance reasonably satisfactory to the Holder) acknowledging such successors’ obligations under this Section 4(a). Notwithstanding anything to the contrary contained herein, with respect to any Fundamental Change contemplated by the provisions of this Section 4(a), the Holder shall have the right to elect prior to the consummation of such Fundamental Change, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(a) with respect to this Warrant.

(b) Adjustment of Warrant Upon Spin-off. If, at any time after the Original Issue Date but prior to the exercise hereof, the Company shall distribute equity of one or more of its divisions or Subsidiaries to its stockholders (or consummate any other transactions commonly known as a “spin off”) (such transaction, a “Spin-Off” and such newly created entity, the “Spin-off Entity”), then the Company (i) shall issue to the Holder a new warrant to purchase, at the Exercise Price, the number of shares of common stock or other proprietary interest in the Spin-off Entity (and any other consideration) that the Holder would have owned had the Holder exercised or converted this Warrant immediately prior to the consummation of such spin-off and (ii) shall make provision therefor in the agreement, if any, relating to such Spin-Off. Such new warrant shall provide for rights and obligations which shall be as nearly equivalent as may be practicable to the rights and obligations provided for in this Warrant. The provisions of this Section 4(b) (and any equivalent thereof in any such new warrant) shall apply to successive transactions.

(c) Stock Dividends and Distributions. Subject to the provisions of Section 4(a), as applicable, if the Company shall, at any time or from time to time after the Original Issue Date, (A) make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or any other distribution payable in Common Stock of the Company or securities convertible, exercisable or exchangeable into Common Stock, (B) subdivide the outstanding Common Stock, whether by way of stock dividend, stock split or otherwise, or (C) combine the outstanding Common Stock into a smaller number of shares, whether by way of stock combination, reverse stock split or otherwise, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise of the Warrant, the kind and amount of securities of the Company which the Holder would have been entitled to receive had the Warrant been exercised in full into Warrant Shares on the date of such event (or, in the case of a dividend, immediately prior to the record date therefore) and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4(c) with respect to the rights of the Holder; provided, that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities in an amount equal to the amount of such securities as the Holder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.

(d) Adjustment in Exercise Price. Whenever the number of Warrant Shares acquirable upon exercise of the Warrants is adjusted as provided in Section 4(c), the Exercise Price shall be adjusted to equal the Exercise Price immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the number of Warrant Shares for which a Warrant is exercisable immediately prior to such adjustment and (B) the denominator of which shall be the number of Warrant Shares for which a Warrant is exercisable immediately after such adjustment.

(e) Extraordinary Dividends and Distributions. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of Common Stock on account of such Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant), other than as described in Section 4(c) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then in each such case provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Warrant Shares receivable thereupon, the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had this Warrant been exercised in full into Warrant Shares immediately prior to the record date fixed for determination of stockholders entitled to receive such distributions, provided, that no such provision shall be made with respect to all or any portion of this Warrant if the Holder receives, substantially simultaneously with the distribution to the holders of the Common Stock, the Extraordinary Dividend.

(f) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment pursuant to the provisions of this Section 4, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the amount of other shares of stock, securities, or assets then issuable upon exercise of the Warrant and the applicable Exercise Price.

(g) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution described in Section 4(c) or Section 4(e), to vote at a meeting (other than an annual meeting for which a definitive proxy statement has been filed) (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;

(ii) of any Spin-Off;

(iii) of any Fundamental Change; or

(iv) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting, or consent or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such Fundamental Change, Spin-Off, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of this Warrant) shall be entitled to exchange their Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such Fundamental Change, Spin-Off, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to this Warrant and the Warrant Shares.

(h) Notwithstanding anything to the contrary, if the Company or other applicable withholding agent pays withholding taxes or backup withholding on behalf of the Holder as a result of an adjustment as provided in Section 4(c) (or any other adjustment, non-adjustment, or distribution with respect to the Warrant treated for U.S. tax purposes as a distribution to which Section 301 of the Internal Revenue Code of 1986, as amended, applies), the Company or other applicable withholding agent may, at its option, set off such payments against payments or other deliveries on the Warrant; provided if the Company or other applicable withholding agent believes that any such withholding may apply, prior to the applicable event the Company shall request from the Holder a duly executed IRS Form W-9, and if the Holder provides such IRS Form W-9 neither the Company nor any other applicable withholding agent shall be entitled to set off or otherwise reduce payments to the Holder in respect of such withholding.

5. Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and compliance with applicable federal and state securities laws, this Warrant, the Warrant Shares and all rights hereunder are transferable to any Person, in whole or in part, by the Holder without charge to the Holder, provided, however, that this Warrant, the Warrant Shares and all rights hereunder shall not be transferred unless and until the Holder has given the Company a written notice of the portion of this Warrant or the shares of the Warrant Shares being transferred, such notice to set forth the name, address and taxpayer identification number of the transferee, the anticipated date of such transfer, and surrendering this Warrant or the certificates or book-entry records representing shares of the Warrant Shares, as applicable, to the Company for reissuance to the transferee(s) and complied with Section 8(b)(ii) hereof. Upon surrender of this Warrant to the Company at its then principal executive office with a properly completed and duly executed assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any taxes or other governmental charges that may be imposed in connection with the making of such transfer, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled. Such new warrant shall be identical in all other respects to this Warrant.

6. Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein (including Section 4(c) and Section 4(e)), prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. Replacement on Loss; Division and Combination.

(a) Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company, at its own expense, shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated, or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b) Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as this Warrant or Warrants so surrendered in accordance with such notice.

8. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 8 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, transfer, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE COMMON STOCK, IF ANY, ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY NON-U.S. OR STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF B. RILEY FINANCIAL, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW) EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE “RESALE RESTRICTION TERMINATION DATE” MEANS THE LATER OF: (1) THE EARLIEST OF (A) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; (B) THE DATE ON WHICH THIS SECURITY HAS BEEN SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY SIMILAR PROVISION THEN IN FORCE UNDER THE SECURITIES ACT; AND (C) THE DATE ON WHICH THE HOLDER OF THIS SECURITY (X) HAS A “HOLDING PERIOD” (DETERMINED PURSUANT TO RULE 144(d) UNDER THE SECURITIES ACT) OF AT LEAST ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AT SUCH TIME) AND (Y) IS NOT AN AFFILIATE OF THE COMPANY (AND HAS NOT BEEN AN AFFILIATE OF THE COMPANY DURING THE THREE MONTHS IMMEDIATELY PRECEDING); AND (2) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW.

NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER SIMILAR ARRANGEMENT SECURED BY SUCH SECURITIES IN ACCORDANCE WITH THIS WARRANT.”

(b) Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows (and any transferee or assignee of the Holder is deemed to represent as of the date of such transfer or assignment as if it were the Holder):

(i) The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may not be resold, transferred or otherwise disposed of (x) without an effective registration statement for such Warrant or Warrant Shares under the Securities Act and such applicable state securities laws, or (y) unless Holder shall have delivered or caused its legal counsel to deliver to the transfer agent to the Company the necessary legal opinions or instruction letters required by the transfer agent to the Company, if any, to the effect that this Warrant, the Warrant Shares or such portion of this Warrant or Warrant Shares to be sold or transferred may be sold or transferred under an exemption from such registration. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the business, properties, prospects, and financial condition of the Company.

9. Warrant Register. The Company shall keep and properly maintain at its principal executive office books for the registration of this Warrant and any transfers thereof. The Company may deem and treat the Person in whose name this Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination, or other transfer of this Warrant effected in accordance with the provisions of this Warrant.

10. Tax Treatment. Sixty (60) days (or if later, as soon as commercially practicable) after the Original Issue Date, the Company shall provide the Holder with a valuation of the Warrant for U.S. federal and applicable state and local income tax purposes (the “Valuation”) along with reasonable supporting documentation. If the Holder objects to the Valuation provided by the Company within thirty (30) days of receipt thereof, the dispute resolution procedure set forth in Section 20 hereof shall be invoked to determine the Valuation. The Valuation, as finally determined pursuant to this Section 10, shall be binding on the Holder and the Company for all U.S. federal and applicable state and local income tax purposes unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended.

11. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including e-mail transmission) and shall be given:

If to the Company:	B. Riley Financial, Inc. 299 Park Avenue, 21st Floor New York, NY 10171 Attention: Alan Forman E-mail: aforman@brileyfin.com

with a copy to:	Sullivan & Cromwell LLP 1888 Century Park East, 21st Floor Los Angeles, CA 90067 Attention: Patrick S. Brown Email: brownp@sullcrom.com
If to the Holder:	Holbrook Income Fund Advised by Holbrook Holdings, Inc. 3225 Cumberland Blvd SE Suite 100 Atlanta, GA 30339 Attention: Scott Carmack E-mail: scott@holbrookholdings.com
with a copy to:	Glenn Agre Bergman & Fuentes LLP 1185 Avenue of the Americas New York, NY 10036 Attention: Andrew Glenn Email: aglenn@glennagre.com or such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

12. Cumulative Remedies. Except to the extent expressly provided in Section 7 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity, or otherwise.

13. Specific Performance. The parties agree that irreparable damage may occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court specified in Section 20, in addition to any other remedy to which they are entitled at law or in equity.

14. Entire Agreement. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

15. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

16. Counterparts; Effectiveness; Third Party Beneficiaries. This Warrant may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Warrant shall become effective when each party shall have received a counterpart hereof signed by all of the other parties. Until and unless each party has received a counterpart hereof signed by the other party, this Warrant shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Warrant is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties and their respective successors and assigns.

17. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

18. Amendment and Modification; Waiver. No amendment, modification or discharge of this Warrant, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Warrant, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Warrant or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

19. Severability. If any provision, including any phrase, sentence, clause, section or subsection of this Warrant is determined by a court of competent jurisdiction to be invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative or unenforceable to any extent whatsoever. Upon any such determination, the parties shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

20. Valuation Dispute Resolution. In the case of any dispute as to the determination of the Fair Market Value of any Common Stock, Warrant Shares or Extraordinary Dividends to be issued, withheld or otherwise determined, the calculation of the Aggregate Exercise Price or any other computation or valuation of Fair Market Value required to be made hereunder or in connection herewith (including the Valuation under Section 10), in the event the Holder, on the one hand, and the Company, on the other hand, are unable to settle such dispute within ten (10) Business Days, then either party may elect to submit the disputed matter(s) for resolution by an accounting firm of nationally recognized standing as may be mutually agreed upon by the Holder and the Company. Such firm’s determination of such disputed matter(s) shall be binding upon all parties absent demonstrable error. The fees and expenses of the accounting firm pursuant to this Section 20 shall be borne by the Company, on the one hand, and the Holder, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to each party bears to the aggregate amount actually contested by such party. For example, if the Company claims the Fair Market Value is $1,000 for a given property and the Holder contests that the Fair Market Value of such property is only $500 (i.e., $500 is being contested) and if the accounting firm ultimately resolves the dispute by determining a Fair Market Value of $800 for such property, then the costs and expenses of the accounting firm will be allocated 60% (i.e., 300 ÷ 500) to the Holder and 40% (i.e., 200 ÷ 500) to the Company.

21. Governing Law; Submission to Jurisdiction. THIS WARRANT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS, TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. The Company and Holder hereby irrevocably submit to the jurisdiction of the federal courts for the Southern District of New York, and appellate courts having jurisdiction of appeals from such courts, solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby. Each of the Company and Holder irrevocably agrees that all claims in respect of the interpretation and enforcement of the provisions of this Warrant and in respect of the transactions contemplated hereby, or with respect to any such action or proceeding, shall be heard and determined in such a New York federal court, and that such jurisdiction of such courts with respect thereto shall be exclusive, except solely to the extent that all such courts shall lawfully decline to exercise such jurisdiction. Each of the Company and Holder hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or in respect of any such transaction, that it is not subject to such jurisdiction. Each of the Company and Holder hereby waives, and agrees not to assert, to the maximum extent permitted by law, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or in respect of any such transaction, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Warrant may not be enforced in or by such courts. The Company and Holder hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 11 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

22. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[signature page follows]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

B. RILEY FINANCIAL, INC.

By:	/s/ Phillip Ahn
Name:	Phillip Ahn
Title:	Authorized Signatory

[Signature Page to Warrant]

Accepted and agreed:

HOLBROOK INCOME FUND

By:	/s/ Scott Carmack
Name:	Scott Carmack
Title:	Holbrook Holdings, Inc. CEO & Senior Portfolio Manager

[Signature Page to Warrant]